SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2026

Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9330 Zionsville Road, Indianapolis, Indiana 1000 N. West Street, Suite 900, Wilmington, Delaware		46268 19801
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (833) 267-8382

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, $0.01 par value	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On August 14, 2026, Vylor, Inc., a subsidiary of Corteva, Inc. (“Corteva” or the “Company”) filed its first amendment to its Form 10 registration statement (“Form 10”) with the U.S. Securities and Exchange Commission in connection with Corteva’s previously announced separation of the seed business into an independent, public company. The filing provides detailed information on Vylor’s business, strategy and historical financial results. The Form 10 registration statement is available at www.sec.gov under “Vylor Inc.” and on Corteva’s investor relations website, investors.corteva.com under “Financial Information”.

Cautionary Statement on Forward-Looking Statements

This report contains certain forward-looking statements. Words such as “intend,” “will,” “may,” and “expect,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the Company’s intent to separate and its related expectations for Corteva and Vylor. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.

Important factors that may affect the Company’s business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, whether the objectives of the spin-off will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the spin-off; the timing of any such spin-off or related action and whether any such spin-off will be consummated at all; the risk that the announcement of the intended spin-off could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the spin-off could divert the attention and time of the Company’s management; the risk of any unexpected costs or expenses resulting from the spin-off process or spin-off itself; and the risk of any litigation relating to the spin-off, as well as the risks and uncertainties described in the Company’s risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission. The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this report, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORTEVA, INC.

Date: August 14, 2026	By:	/s/ Jennifer A. Johnson
Name: Jennifer A. Johnson
Title: Senior Vice President, Chief Legal and Public Affairs Officer, and Company Secretary

EIDP, INC.

Date: August 14, 2026	By:	/s/ Jennifer A. Johnson
Name: Jennifer A. Johnson
Title: Senior Vice President, Chief Legal and Public Affairs Officer, and Company Secretary